                                                                    EXHIBIT 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                                  May 31, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:     FLORSHEIM GROUP INC.      CASE NO.    02 B 08209
                -------------------------              ----------------


                            SUMMARY OF CASH ACCOUNTS
                            ------------------------


ENDING BALANCE IN :                                         4/30/2004                5/31/2004
                                                           ---------------          ------------
      Associated Bank                                      $  47,007.51              $ 44,409.07

      BT Commercial Escrow                                   144,008.24               144,008.24

      Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account                     101,009.71               101,075.88

      Shaw Gussis Fishman Glantz Wolfman &
         Towbin LLC - Preference Account II                  167,529.05               108,284.58
                                                           ------------             ------------
      TOTAL                                                $ 459,554.51             $ 397,777.77
                                                           ============             ============


                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                  May 31, 2004


                                                                 SHAW GUSSIS
                        DATE                                    PREFERENCE ACCT.
                    -----------                                 ----------------
                      5/1/2004                                  $       -
                      5/2/2004                                          -
                      5/3/2004                                          -
                      5/4/2004                                          -
                      5/5/2004                                      50.00 1)
                      5/6/2004                                          -
                      5/7/2004                                          -
                      5/8/2004                                          -
                      5/9/2004                                          -
                     5/10/2004                                          -
                     5/11/2004                                          -
                     5/12/2004                                          -
                     5/13/2004                                          -
                     5/14/2004                                          -
                     5/15/2004                                          -
                     5/16/2004                                          -
                     5/17/2004                                          -
                     5/18/2004                                          -
                     5/19/2004                                          -
                     5/20/2004                                          -
                     5/21/2004                                          -
                     5/22/2004                                          -
                     5/23/2004                                          -
                     5/24/2004                                          -
                     5/25/2004                                          -
                     5/26/2004                                          -
                     5/27/2004                                          -
                     5/28/2004                                          -
                     5/29/2004                                          -
                     5/30/2004                                          -
                     5/31/2004                                          -
                                                                ----------
TOTAL RECEIPTS                                                  $   50.00
                                                                ==========

        1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                          CASH RECEIPTS - May 31, 2004





                                                               SHAW GUSSIS
                        DATE                                PREFERENCE ACCT. II
                     ---------                              -------------------
                      5/1/2004                             $             -
                      5/2/2004                                           -
                      5/3/2004                                           -
                      5/4/2004                                           -
                      5/5/2004                                       66.17 1)
                      5/6/2004                                           -
                      5/7/2004                                           -
                      5/8/2004                                           -
                      5/9/2004                                           -
                     5/10/2004                                           -
                     5/11/2004                                           -
                     5/12/2004                                           -
                     5/13/2004                                           -
                     5/14/2004                                           -
                     5/15/2004                                           -
                     5/16/2004                                           -
                     5/17/2004                                           -
                     5/18/2004                                           -
                     5/19/2004                                           -
                     5/20/2004                                           -
                     5/21/2004                                           -
                     5/22/2004                                           -
                     5/23/2004                                           -
                     5/24/2004                                           -
                     5/25/2004                                           -
                     5/26/2004                                           -
                     5/27/2004                                           -
                     5/28/2004                                           -
                     5/29/2004                                           -
                     5/30/2004                                           -
                     5/31/2004                                           -
                                                          ---------------------
TOTAL RECEIPTS                                            $          66.17
                                                          =====================



        1) Restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH DISBURSEMENTS - MAY 31, 2004





                                                                                                   ASSOCIATED BANK
                                                                                                   ---------------
         DATE             CHECK NUMBER                 PAYMENTS
      ---------           ------------           ---------------------
       5/6/2004               1224               F. Terrence Blanchard                             $      2,319.88
       5/6/2004               1225               Sonenberg & Anderson                                        76.56
       5/6/2004               1226               FagelHaber LLC                                              52.00
      5/13/2004               1227               Void                                                            -
      5/13/2004               1228               Void                                                            -
      5/13/2004               1229               Ben Alvendia                                               150.00
                                                                                                   ----------------
                Total                                                                              $      2,598.44
                                                                                                   ================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH DISBURSEMENTS - MAY 31, 2004


                                                                                                 SHAW GUSSIS
                                                                                            PREFERENCE ACCOUNT II
         DATE              CHECK NUMBER       PAYMENTS                                      ---------------------
      ---------            ------------       -------------------------------
       5/4/2004               1067            F. Terrence Blanchard                         $     3,225.00
       5/4/2004               1068            Mark Tunewicz                                         525.00
       5/4/2004               1069            Shaw Gussis Fishman                                28,138.54
       5/4/2004               1070            Logan & Company                                       811.37
       5/4/2004               1071            Bowne of Chicago, Inc.                              1,629.00
      5/17/2004               1072            Deloitte & Touche                                  20,000.00
      5/20/2004               1073            Iron Mountain Record Management                       554.35
      5/20/2004               1074            Leslie T Welsh Inc.                                 1,462.21
      5/20/2004               1075            Bowne of Chicago, Inc.                                699.00
      5/20/2004               1076            US Trustee                                          2,250.00
                                                                                            ---------------------
                                                                                            $    59,294.47
                                                                                            =====================

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                    May 2004

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                                                                           POST-PETITION
                                                                                                                LOAN
             DATE                                          PAYMENTS             BORROWINGS                    BALANCE
         ----------------                          -------------------      -------------------          -----------------
         OPENING BALANCE                                                                                 $    7,101,059.88
           5/1/2004                                $                 -      $                 -               7,101,059.88
           5/2/2004                                                  -                        -               7,101,059.88
           5/3/2004                                                  -                        -               7,101,059.88
           5/4/2004                                                  -                        -               7,101,059.88
           5/5/2004                                                  -                        -               7,101,059.88
           5/6/2004                                                  -                        -               7,101,059.88
           5/7/2004                                                  -                        -               7,101,059.88
           5/8/2004                                                  -                        -               7,101,059.88
           5/9/2004                                                  -                        -               7,101,059.88
          5/10/2004                                                  -                        -               7,101,059.88
          5/11/2004                                                  -                        -               7,101,059.88
          5/12/2004                                                  -                        -               7,101,059.88
          5/13/2004                                                  -                        -               7,101,059.88
          5/14/2004                                                  -                        -               7,101,059.88
          5/15/2004                                                  -                        -               7,101,059.88
          5/16/2004                                                  -                        -               7,101,059.88
          5/17/2004                                                  -                        -               7,101,059.88
          5/18/2004                                                  -                        -               7,101,059.88
          5/19/2004                                                  -                        -               7,101,059.88
          5/20/2004                                                  -                        -               7,101,059.88
          5/21/2004                                                  -                        -               7,101,059.88
          5/22/2004                                                  -                        -               7,101,059.88
          5/23/2004                                                  -                        -               7,101,059.88
          5/24/2004                                                  -                        -               7,101,059.88
          5/25/2004                                                  -                        -               7,101,059.88
          5/26/2004                                                  -                        -               7,101,059.88
          5/27/2004                                                  -                        -               7,101,059.88
          5/28/2004                                                  -                        -               7,101,059.88
          5/29/2004                                                  -                        -               7,101,059.88
          5/30/2004                                                  -                        -               7,101,059.88
          5/31/2004                                                  -                        -               7,101,059.88
                                                   -------------------      --------------------
          Total                                    $                 -      $                 -
                                                   ===================      ====================


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:      FLORSHEIM GROUP INC.                CASE NO.    02 B 08209
                  -----------------------                        ---------------


                          STATEMENT OF AGED RECEIVABLES
                          -----------------------------

                                  MAY 31, 2004



ACCOUNTS RECEIVABLE:

                            Beginning of Month Balance                                           $         351,547
                                                                                            ----------------------

                            Add: Sales on Account                                                                -
                                                                                            ----------------------

                            Less: Collections                                                                    -
                                                                                            ----------------------

                            Adjustments                                                                          -
                                                                                            ----------------------

                            End of the Month Balance                                             $         351,547
                                                                                            ======================



     Note - All accounts receivable are fully reserved.

           0-30                       31-60                         61-90                      OVER 90             END OF MONTH
           DAYS                        DAYS                          DAYS                        DAYS                  TOTAL
 ---------------------        --------------------         ---------------------        -------------------     -----------------

 $                   -        $                  -         $                   -        $           351,547     $         351,547
 =====================        ====================         =====================        ===================     =================



                      ACCOUNTS PAYABLE AGING - MAY 31, 2004
                      -------------------------------------

                     0-30                      31-60                     61-90                   Over 90             End of Month
                     Days                       Days                      Days                    Days                   Total
             -------------------        ------------------        ------------------        ---------------        ----------------

Wholesale    $             4,462        $              117        $            3,712        $       507,248        $        515,539

Retail                         -                         -                         -                 75,979                  75,979

             -------------------        ------------------        ------------------        ---------------        ----------------
Total        $             4,462        $              117        $            3,712        $        583,227       $        591,518
             ===================        ==================        ==================        ================       ================



*The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


        CASE NAME:     FLORSHEIM GROUP INC.           CASE NO.   02 B 08209
                    --------------------------                 --------------


                                TAX QUESTIONNAIRE

                          FOR MONTH ENDED MAY 31, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

              1.  Federal Income Taxes                                   Yes (x)                        No (  )
              2.  FICA withholdings                                      Yes (x)                        No (  )
              3.  Employee's withholdings                                Yes (x)                        No (  )
              4.  Employer's FICA                                        Yes (x)                        No (  )
              5.  Federal Unemployment Taxes                             Yes (x)                        No (  )
              6.  State Income Taxes                                     Yes (x)                        No (  )
              7.  State Employee withholdings                            Yes (x)                        No (  )
              8.  All other state taxes                                  Yes (x)                        No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY
------------------------------------

I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                             /s/ F. Terrence Blanchard
                            -----------------------------------------
                            For the Debtor In Possession (Trustee)




                            Print or type name and capacity of
                            person signing this Declaration:

                            F. Terrence Blanchard
                            -----------------------------------------

                            President and Chief Financial Officer
                            Florsheim Group Inc.




DATED:    June 14, 2004